UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 11, 2014

MADISON BANCORP, INC.

(Exact name of registrant as specified in its charter)

Maryland	0-54081	27-2585073
(State or other jurisdiction of	(Commission	(IRS Employer
Incorporation)	File Number)	Identification No.)

8615 Ridgely’s Choice Dr., Suite 111, Baltimore, Maryland 21236

                           (Address of principal executive offices, including zip code)

(410) 529-7400

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02   Results of Operations and Financial Condition

On February 11, 2014, Madison Bancorp, Inc. (the “Company”) announced its unaudited financial results for the three and nine months ended December 31, 2013. For more information, reference is made to the Company’s press release dated February 11, 2014, a copy of which is attached to this Report as Exhibit 99.1 and is furnished herewith.

Item 9.01   Financial Statements and Exhibits

(d) Exhibits

The following exhibit is furnished herewith:

Number	Description

99.1	Press Release dated February 11, 2014

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MADISON BANCORP, INC.

Date: February 12, 2014	By:	/s/ Michael P. Gavin

Michael P. Gavin
President, Chief Executive Officer

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